Exhibit 99.1

GrafTech Announces Appointment of Rory O’Donnell as Chief Financial Officer
BROOKLYN HEIGHTS, Ohio – August 13, 2024 – GrafTech International Ltd. (NYSE: EAF) (“GrafTech” or the “Company”) announced today that the Company’s Board of Directors (the “Board”) has appointed Rory O’Donnell to the position of Chief Financial Officer and Senior Vice President of the Company, effective September 3, 2024. Mr. O’Donnell will serve as a member of the Company’s executive leadership team and report directly to Chief Executive Officer and President Timothy Flanagan. He will be responsible for overseeing all financial aspects of the Company.
“I am pleased to announce Rory’s appointment as the Company’s Chief Financial Officer and welcome him to GrafTech,” said Timothy Flanagan, Chief Executive Officer and President. “With his extensive financial expertise and numerous leadership positions, we look forward to benefiting from Rory’s experience and knowledge as we move ahead.”
Mr. O’Donnell previously served as Senior Vice President, Controller and Principal Accounting Officer of Covia Corporation, a provider of mineral-based and material solutions for the industrial and energy markets, since February 2019. While at Covia Corporation, he also served as Interim Chief Financial Officer from August 2022 to July 2023. Prior to Covia Corporation, Mr. O’Donnell served as Senior Vice President, Controller at Signet Jewelers Limited (NYSE: SIG), a retailer of diamond jewelry, from 2014 to 2019. Before joining Signet Jewelers Limited, Mr. O’Donnell served as Director, Accounting & Reporting at Cleveland-Cliffs Inc. (NYSE: CLF), a North America-based steel producer. Mr. O’Donnell began his career at KPMG LLP, a professional services firm. Mr. O’Donnell has a B.S. in Accounting from the University of Dayton and is a Certified Public Accountant licensed in Ohio.
About GrafTech
GrafTech International Ltd. is a leading manufacturer of high-quality graphite electrode products essential to the production of electric arc furnace steel and other ferrous and non-ferrous metals. The Company has a competitive portfolio of low-cost, ultra-high power graphite electrode manufacturing facilities, with some of the highest capacity facilities in the world. We are the only large-scale graphite electrode producer that is substantially vertically integrated into petroleum needle coke, our key raw material for graphite electrode manufacturing. This unique position provides us with competitive advantages in product quality and cost.
Cautionary Note Regarding Forward‑Looking Statements
This press release may contain forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements reflect our current views with respect to, among other things, financial projections, plans and objectives of management for future operations, and future economic performance. Examples of forward-looking

Exhibit 99.1
statements include, among others, statements we make regarding future estimated volume, pricing and revenue, anticipated levels of capital expenditures and cost of goods sold, anticipated reduction in our costs resulting from our cost rationalization initiatives and one-time costs of implementation and guidance relating to adjusted EBITDA and free cash flow. You can identify these forward-looking statements by the use of forward-looking words such as “will,” “may,” “plan,” “estimate,” “project,” “believe,” “anticipate,” “expect,” “foresee,” “intend,” “should,” “would,” “could,” “target,” “goal,” “continue to,” “positioned to,” “are confident,” or the negative versions of those words or other comparable words. Any forward-looking statements contained in this press release are based upon our historical performance and on our current plans, estimates and expectations considering information currently available to us. The inclusion of this forward-looking information should not be regarded as a representation by us that the future plans, estimates, or expectations contemplated by us will be achieved. Our expectations and targets are not predictions of actual performance and historically our performance has deviated, often significantly, from our expectations and targets. These forward-looking statements are subject to various risks and uncertainties and assumptions relating to our operations, financial results, financial condition, business, prospects, growth strategy and liquidity. Accordingly, there are or will be important factors that could cause our actual results to differ materially from those indicated in these statements, including those factors described in the Risk Factors and other cautionary statements that are included in our most recent Annual Report on Form 10-K and other filings with the U.S. Securities and Exchange Commission. The forward-looking statements made in this press release relate only to events as of the date on which the statements are made. Except as required by law, we do not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.
Contact:
Michael Dillon
216-676-2000
investor.relations@graftech.com